UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: May 22, 2015


                                 FREE FLOW, INC.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                   000-54868                45-3838831
------------------------------    -------------------   -----------------------
(State or other jurisdiction       (Commission File         (IRS Employer
     of incorporation)                  Number)          Identification Number)


                    2301 WOODLAND CROSSING DRIVE, SUITE #155
                                HERNDON, VA 20171
            -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (703) 789-3344
            -------------------------------------------------------
               Registrant's telephone number, including area code


             -------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

        SECTION 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
----------------------------------------------------------

PLS CPA, A Professional Corp.,("PLS"), the independent registered public accounting firm for Free Flow, Inc. ("the Company") resigned on May 22, 2015, and was concurrently accepted by the Company's Board of Directors.

The resignation of the Company's auditors and the action to engage new auditors was approved by the Board of Directors. No audit committee exists, other than the members of the Board of Directors.

PLS's reports on the Company's financial statements for the fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting practices. PLS's report on the Company's financial statements for the fiscal years ended December 31, 2014 and 2013 contained an explanatory paragraph indicating that there was a substantial doubt as to the Company's ability to continue as a going concern. In relation to the audit of the financial statements, PLS informed the Company of its observations of a material weakness in internal control over financial reporting.

The Company and PLS have not, during PLS's audit of the financial statements for the fiscal years ended December 31, 2014 and 2013 or through the date of this 8-K, had any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PLS, would have caused PLS to make reference to the subject matter in its reports for such years; and there were no "reportable events" as the term is described in Item 304(a)(1)(v) of Regulation S-K

The Company has provided PLS with a copy of the above disclosures and has requested PLS furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not PLS agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of such letter dated June 8, 2015 is filed as exhibit 16.1 to this Current Report on Form 8-K.

On June 2, 2015, the Board of Directors of the Company approved the engagement of new auditors, Paritz & Company, P.A. ("Paritz") to be the Company's new independent registered public accountant.

During the Company's two most recent fiscal years and any subsequent interim period prior to Paritz engagement as the Company's new independent registered public accounting firm, the Company did not consult with Paritz regarding either
(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as such term is described in Item 304(a)(1)(v) of Regulation S-K.


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

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

         (D) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     EXHIBIT NO.                            DESCRIPTION
------------------  ------------------------------------------------------------
        16.1        Letter of PLS CPA, A Professional Corp., dated June 8, 2015































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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                 FREE FLOW, INC.




                                  By:      /s/ Sabir Saleem
                                     ------------------------------------------
                                  Sabir Saleem,
                                  Chief Executive Officer
                                  and Chief Financial Officer



                                  Date: June 9, 2015































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